UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Genesco Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

About Genesco Inc.

Genesco Inc., a Nashville-based specialty retailer and branded company, sells footwear and accessories in more than 1,455 retail stores throughout the U.S., Canada, the United Kingdom and the Republic of Ireland, principally under the names Journeys, Journeys Kidz, Little Burgundy, Schuh, Schuh Kids, Johnston & Murphy, and on internet websites www.journeys.com, www.journeyskidz.com, www.journeys.ca, www.littleburgundyshoes.com, www.schuh.co.uk, www.johnstonmurphy.com, www.johnstonmurphy.ca, www.nashvilleshoewarehouse.com, and www.dockersshoes.com. In addition, Genesco sells footwear at wholesale under its Johnston & Murphy brand, the licensed Levi’s brand, the licensed Dockers brand, the licensed Bass brand, and other brands. For more information on Genesco and its operating divisions, please visit www.genesco.com.

Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, additional stores closures due to COVID-19, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements..

Important Additional Information and Where to Find It

Genesco has filed its preliminary proxy statement and intends to file a definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and Genesco’s definitive proxy statement for the 2020 annual meeting of Genesco shareholders, filed with the SEC on May 15, 2020. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting of Genesco shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Genesco’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available.

Media Contacts:

Claire S. McCall

cmccall@genesco.com

(615) 308-2483

Or

Jared Levy / Danya Al-Qattan

Sard Verbinnen & Co

Genesco-SVC@sardverb.com

Investor Contacts:

Tom George

tgeorge@genesco.com

(615) 367-7465

Or

David Slater

dslater@genesco.com

(615) 367-7604

The following were posted by the Company to www.GenescoDrivingValue.com on May 21, 2021.

Leading retailer and wholesaler of B RANDE D FO OTWEAR APPARE L AND AC C ES SO RIES COMPANY OVERVIEW HQ 19K 1,460 88%/12% Nashville Employees Retail footwear Specialty retail / stores1 branded sales

PERFORMANCE HIGHLIGHTS Successfully executing on footwear focused strategy which leverages synergies across our retail and branded business to deliver enhanced scale and profitability2 $134M 66.5% 17% In cash flow Journeys Group Schuh 13.7% Johnston & ~$450M $1.8B Murphy Group In digital revenue Net sales FY 2021 2.8% Licensed Brands +74% E-commerce comp Strong Performance Both Before and Throughout the Pandemic • 11 consecutive quarters of comparable sales growth prior to pandemic3 • 107% EPS growth from FY 2018 –FY 2020 • Sequential improvement in revenue and gross margin in every quarter since Q1 FY 2021 • Strong Q4 2021 performance—Total company operating margin of ~10% —Record operating income at Journeys • Reduced FY 2021 operating expenses by ~16% compared to FY 2020 • Target $25-30 million in annual cost savings to enable increased investment in growth and enhance ROIC • Entering FY 2022 with a healthy balance sheet Genesco Stock Price Has Increased Under New Leadership4 • Share price has increased significantly as a result of footwear focused strategy and strategic growth plans under CEO Mimi Vaughn • Share price up 34%4 during Vaughn’s tenure • 1-year share price is up over 200%4, reflecting strong momentum coming out of pandemic

PRIORITIES AND DIFFERENTIATORS Path to Sustained Profitability • Invest and increase penetration in digital while further connecting physical and digital • Drive customer engagement through enhanced CRM capabilities & loyalty programs • Evolve product development towards where the customer is –casual • Recover to historical levels of profitability through revenue growth, gross margin expansion and cost reductions • Market consolidation and disruption have reduced points of footwear distribution Key Advantages • Key omni-channel to strong brands, including brands that matter to teens • Synergies across both retail and branded platforms • Shared strategies, operations, technology & services • Leading specialty retailer that sells footwear at its 1,460 stores and online; also sells wholesale footwear under owned and licensed brands LEADERSHIP AND GOVERNANCE New Leadership Driving Company Forward • Mimi Vaughn appointed CEO in February 2020 • Tom George appointed CFO in December 2020 • Scott Becker appointed general counsel and corporate secretary in October 2019 • Brent Baxter named chief accounting officer in October 2019 • Parag Desai named chief strategy and digital officer in May 2021 Highly Engaged, Independent Board Committed to Ongoing Refreshment • Focused on driving growth and sustained profitability for the benefit of all shareholders • Commitment to regularly evaluating Board composition to reflect the right mix of skills and expertise, diversity and new perspectives • Refreshment helps support needs in an increasingly digital retail environment—Annually elected directors—5 of 9 directors and new Lead Director appointed since 2019—Four tenured directors have retired over the same period5 Deep Commitment to Diversity, Equity & Inclusion and ESG • Management-led Task Force on Diversity, Equity and Inclusion (DE&I) • Annual assessment of Board diversity —5 of 9 directors are diverse in gender and/or ethnicity5 - Board and Compensation Committee are chaired by women • Quarterly Board-led reviews of ESG initiatives • Committed to responsible ethical sourcing and vendor compliance code with regular factory inspections

Forward-Looking Statements This release contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, additional stores closures due to COVID-19, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. Important Additional Information and Where to Find It Genesco intends to file preliminary and definitive proxy statements (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com. Participants in the Solicitation Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and Genesco’s definitive proxy statement for the 2020 annual meeting of Genesco shareholders, filed with the SEC on May 15, 2020. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting of Genesco shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Genesco’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available. 1In the United States, United Kingdom, Republic of Ireland, Canada, Puerto Rico 2In FY 2021 3Quarterly consolidated comparable sales, excluding Lids, were positive from Q2 of fiscal year 2018 through Q4 of fiscal year 2020 4As of Genesco’s closing share price on May 20, 2021 5As of Genesco’s 2021 Annual Meeting of Shareholders

BEST IN CLASS BOARD Stewards for the Company and its Stakeholders Independent with Dedicated to Generating Executing on Footwear Leadership Expertise in Shareholder Value Focused Strategy Key Strategic Areas • Focused on driving growth and • Strong performance before • Comprised of individuals with sustained profitability for all and during pandemic deep experience in areas crucial shareholders • Share price has increased to Genesco’s long-term • Generated shareholder value significantly as a result of strategy, including: Retail, during a market dislocation strategic growth plans under eCommerce, Operations, Sales through the pandemic CEO Mimi Vaughn & Marketing C O M M I T M E N T T O R E F R E S H M E N T Angel Martinez Mary Meixelsperger ADDITIONS Mimi Vaughn (CEO) John Lambros Greg Sandfort 1 Director 1 Director 3 Directors 2019 2020 2021 2 Directors 2 Directors Robert Dennis (CEO) Marty Dickens RESIGNATIONS James Bradford Kathleen Mason (1) (2) (Consumer Sector) Genesco has added 5 new directors, (representing a majority of the Board) and a Tenure 5 8 new lead director since 2019, and 4 directors (average in years) (favorable to average) have retired over the same period Matthew Diamond, Lead Independent Age 62 62 Director and Chair of Nominating and (average in years) (in-line with average) Governance Committee, has played an instrumental role in refreshing the Board through this transitional phase Racial Diversity 33% 21% (% Diverse) (above average) Director appointments have been strategic and focused on bringing key competencies to the Board in accordance with Genesco’s Gender Diversity 33% long-term footwear focused strategy (% Female) 31% (above average) Mimi Vaughn was appointed CEO and Board Chair and has skillfully led the Company through its next phase of strategic growth and development Independence89% 84% (above average)

D E E P E X P E R I E N C E I N A R E A S C R U C I A L T O GENESCO’S LONG- T E R M S T R AT E G Y Well-positioned to support Genesco to succeed in an increasingly digital retail environment Skills / Expertise Genesco Nominees Public Company Leadership (CEO or Other Directorships) Senior Leadership Experience (C-Suite Executive or Equivalent) Operations Management Retail or Consumer Industries eCommerce or Digital Finance, Accounting and Regulatory Compliance Board Diversity (Gender or Racial) CORPORATE CULTURE ROOTED IN DIVERSITY AND INCLUSION Commitment to ESG ESG Leadership from the Board We champion diversity & inclusion in the ESG is central to Genesco’s mission and workplace and empower our employees to be exemplified by our strong and diverse Board. engaged community members. Thurgood Marshall, Jr. Community Engagement • Former board member of the Ford Foundation, • Community Outreach Program, Cold Feet Warm the United States Postal Service and National Shoes –over 100,000 pairs of shoes to Women’s Law Center communities in need • Plays a central role in Genesco’s DE&I • Raised more than $5 million for United Way initiatives Nashville Joanna Barsh • Endowed an employee scholarship fund to assist • Previously New York City Commissioner on employees and their children Women’s Issues from 2002-2012 Commitment to Employees • Global advocate for women’s advancement • Finalist for “2020 Best Places to Work” in and best-selling author of three ground Nashville (3) breaking leadership 100% Corporate Equality Index books about women • Score on 2021 in the workplace

Forward-Looking Statements This release contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, additional stores closures due to COVID-19, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. Important Additional Information and Where to Find It Genesco intends to file preliminary and definitive proxy statements (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com. Participants in the Solicitation Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and Genesco’s definitive proxy statement for the 2020 annual meeting of Genesco shareholders, filed with the SEC on May 15, 2020. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting of Genesco shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details regarding the nominees of Genesco’s Board of Directors for election at the Annual Meeting will be included in the definitive proxy statement, when available. 1 Pro-forma based on the resignation of Kathleen Mason and Marty Dickens. 2 SpencerStuart December 2020 S&P500 Board Index for Consumer sector. 3 Nashville Business Journal 4 Human Rights Campaign Foundation